                           EARTHSHELL CONTAINER CORPORATION

                         26,675 Shares of Series A Cumulative
                          Senior Convertible Preferred Stock



                               STOCK PURCHASE AGREEMENT


                            Dated as of September 16, 1993



                                    EXHIBIT 10.12

                                  TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
SECTION 1.     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . 1
SECTION 2.     PURCHASE AND SALE OF SECURITIES . . . . . . . . . . . . . . 3
    2.1  Issue of Securities . . . . . . . . . . . . . . . . . . . . . . . 3
    2.2  Sale and Purchase of the Securities;
           the Closing . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    2.3  Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 3.     CLOSING CONDITIONS. . . . . . . . . . . . . . . . . . . . . 4

    3.1  Conditions to Purchasers' Obligations . . . . . . . . . . . . . . 4
         3.1.1  Opinion of Counsel . . . . . . . . . . . . . . . . . . . . 4
         3.1.2  Representations and Warranties
                  True . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         3.1.3  Compliance with this Agreement . . . . . . . . . . . . . . 4
         3.1.4  Purchase Permitted by Applicable
                  Laws . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         3.1.5  Completion of Registration Rights
                  Agreement. . . . . . . . . . . . . . . . . . . . . . . . 4
         3.1.6  Consents and Permits . . . . . . . . . . . . . . . . . . . 5
         3.1.7  Absence of Material Adverse Change . . . . . . . . . . . . 5
         3.1.8  Amendment of Certificate of
                  Incorporation. . . . . . . . . . . . . . . . . . . . . . 5
         3.1.9  Litigation . . . . . . . . . . . . . . . . . . . . . . . . 5

    3.2  Conditions to Company's Obligations . . . . . . . . . . . . . . . 5

         3.2.1  Representations and Warranties True. . . . . . . . . . . . 5
         3.2.2  Compliance with this Agreement . . . . . . . . . . . . . . 5
         3.2.3   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 4.     REPRESENTATIONS AND WARRANTIES OF THE
               COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . 6

    4.1   Organization, Standing and Qualification . . . . . . . . . . . . 6
    4.2   Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . 6
    4.3   Authorization of Agreement and Other
           Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
    4.4   No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . 7
    4.5   Financial Statements . . . . . . . . . . . . . . . . . . . . . . 7
    4.6   No Material Adverse Change; Conduct of
           Business. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
    4.7   Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
    4.8   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
    4.9   Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . 9
    4.10  Governmental Consents. . . . . . . . . . . . . . . . . . . . . . 9


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                                                                          PAGE
                                                                          ----

    4.11 Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
    4.12 Affiliate Agreements . . . . . . . . . . . . . . . . . . . . . . 10
    4.13 Intangible Personal Property . . . . . . . . . . . . . . . . . . 10
    4.14 Other Information. . . . . . . . . . . . . . . . . . . . . . . . 10
    4.15 Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . 10
    4.16 License Agreement. . . . . . . . . . . . . . . . . . . . . . . . 10
    4.17 Survival of Representations and Warranties . . . . . . . . . . . 10

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE
               PURCHASERS . . . . . . . . . . . . . . . . . . . . . . . . 11

    5.1  Securities Act Representation. . . . . . . . . . . . . . . . . . 11
    5.2  Investment Representation. . . . . . . . . . . . . . . . . . . . 11
    5.3  No Brokers or Finders. . . . . . . . . . . . . . . . . . . . . . 11

SECTION 6.     COVENANTS OF THE COMPANY . . . . . . . . . . . . . . . . . 12

    6.1  Information. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
    6.2  Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
    6.3  Publicity. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    6.4  Priority Subscription Rights . . . . . . . . . . . . . . . . . . 13
    6.5  Right to Join in Sale. . . . . . . . . . . . . . . . . . . . . . 14

SECTION 7.     MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . 15

    7.1  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
    7.2  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . 16
    7.3  Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . . 16
    7.4  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    7.5  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    7.6  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . 17
    7.7  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . 17
    7.8  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    7.9  Expenses; Attorneys' Fees. . . . . . . . . . . . . . . . . . . . 17



SCHEDULES:

Schedule 2.3   List of Purchasers
Schedule 4.2   Capitalization
Schedule 4.4   Consents
Schedule 4.6   Conduct of Business
Schedule 4.12  Affiliate Agreements


ANNEXES:

Annex A    Certificate of Designation
Annex B    Registration Rights Agreement
Annex C    Legal Opinion of Counsel to the Company


                                          ii

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                               ------------------------
                               STOCK PURCHASE AGREEMENT
                               ------------------------


         This Stock Purchase Agreement, dated as of September 16, 1993 (the "Agreement"), is being entered into by and among EarthShell Container Corporation, a Delaware corporation (the "Company"), each of the Purchasers whose names appear on the signature pages of this Agreement (collectively, the "Purchasers"), and, solely with respect to and for purposes of the covenants set forth in Section 6.5, E. Khashoggi Industries, a California General Partnership ("EKI").

SECTION 1.      DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         AFFILIATE: Any person (i) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is common control with, the Company, including without limitation the officers and directors of the Company, (ii) that directly or indirectly owns or holds 5% or more of any equity interest in the Company or (iii) 5% or more of whose voting stock (or in the case of an entity which is not a corporation, 5% or more of any equity interest) is owned directly or beneficially or held by the Company.

         AGREEMENT: This Stock Purchase Agreement between the Company and the Purchasers, as amended from time to time.

         CERTIFICATE OF DESIGNATION:  See Section 2.1.

         CHARTER DOCUMENTS: The Certificate of Incorporation and Bylaws, as amended or restated (or both) to date, of the Company.

         CLOSING:  See Section 2.3.

         CLOSING DATE: September 16, 1993 or such other date as determined pursuant to Section 2.3.

         COMMON STOCK:  The Company's common stock, par value $.01 per share.

         COMPANY: EarthShell Container Corporation, a Delaware corporation, and its successors and assigns.


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

         DOCUMENTS: This Agreement and the Registration Rights Agreement, together with any exhibits, schedules or other attachments hereto or thereto.

         EKI:  E. Khashoggi Industries, a California General Partnership.

         LIEN: With respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         NEW SECURITIES: Any capital stock of the Company issued after the date hereof, whether now or hereafter authorized, and all rights, options or warrants to purchase capital stock of the Company, and securities or indebtedness of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock of the Company; provided that the term "New Securities" does not include (i) any securities issued upon exercise or conversion of other securities in accordance with their terms or any other securities which, when issued, were subject to Section 6.4 hereof; (ii) securities issued pursuant to an acquisition by the Company; (iii) securities issued in connection with any reclassification, split, combination or other change of any then outstanding securities of Company; (iv) securities paid as dividends on any then outstanding securities of the Company; (v) any securities issued pursuant to conversion of the Preferred Stock; and (vi) any Common Stock issued in connection with stock options (or similar rights) issued pursuant to stock option plans for the benefit of employees, consultants and other persons providing services to the Company, provided that the number of shares subject to all such plans does not exceed 5% of the then outstanding shares of Common Stock.

         PERSON: An individual, partnership, corporation, trust or unincorporated organization or a government or agency or political subdivision thereof.

         PREFERRED STOCK:  See Section 2.1.

         PRO RATA SHARE: With respect to each Purchaser, such Purchaser's percentage interest in the Company resulting from its ownership of Preferred Stock and computed as if all outstanding shares of Preferred Stock had been converted into Common Stock.

         PURCHASER: The Persons, other than the Company and EKI, listed on the signature page hereto and their successors, assigns and designees.

         REGISTRATION RIGHTS AGREEMENT: The Registration Rights Agreement attached as Annex B hereto, as amended from time to time.

         SEC:  The Securities and Exchange Commission.

         SECURITIES ACT: The Securities Act of 1933, as amended.

SECTION 2.     PURCHASE AND SALE OF SECURITIES

2.1 ISSUE OF SECURITIES

         The Company has authorized the issue of an aggregate of 26,675 shares of its Series A Cumulative Senior Convertible Preferred Stock, with a liquidation preference of $1,000 per share (the "Preferred Stock").

         The Preferred Stock will be issued pursuant to, and will have the terms set forth in, the Company's Certificate of Designation, Preferences Relative, Participating, Optional and Other Special Rights (the "Certificate of Designation") in substantially the form attached hereto as Annex A.

         The Purchasers will have the registration rights with respect to the Preferred Stock set forth in the Registration Rights Agreement, attached hereto as Annex B.

2.2 SALE AND PURCHASE OF THE SECURITIES; THE CLOSING

         In reliance upon the Purchasers' representations made in Section 5 and subject to the terms and conditions set forth herein and in the other Documents, the Company hereby agrees to sell to the Purchasers the Preferred Stock and, in reliance upon the representations and warranties of the Company contained herein and in the other Documents, and subject to the terms and conditions set forth herein and therein, the Purchasers hereby agree to purchase the Preferred Stock from the Company.

         The purchase price for the Preferred Stock purchased and sold hereunder shall be $26,675,000.

2.3  CLOSING

         The sale and purchase of the Preferred Stock shall take place at a closing (the "Closing") at the offices of Gibson, Dunn & Crutcher, 2029 Century Park East, Suite 4000, Los Angeles, California 90067, at 10:00 a.m. on or prior to [insert day and month of closing], 1993. At the Closing, each Purchaser will pay to the Company in cash, by wire transfer of next day funds, the amount set forth as the purchase price opposite such Purchaser's name in Schedule 2.3 hereto, and the Company will issue to each Purchaser the respective number of shares of Preferred Stock set forth opposite such Purchaser's name in Schedule
2.3 hereto.  The

Company will deliver to each Purchaser stock certificates issued in such Purchaser's name representing the shares of Preferred Stock to be issued to such Purchaser, in such denominations as such Purchaser may specify by timely notice (or, in the absence of such notice to the Company, one stock certificate issued in the name of such Purchaser with respect to the shares of Preferred Stock to be issued to it hereunder).

SECTION 3.      CLOSING CONDITIONS

3.1 CONDITIONS TO PURCHASERS' OBLIGATIONS

         The Purchasers' obligations to purchase and pay for the Preferred Stock at the Closing shall be subject to the satisfaction or waiver by the Purchasers of the following conditions on or before the Closing Date:

         3.1.1 OPINION OF COUNSEL. The Purchasers shall have received a favorable opinion, dated the Closing Date and addressed to the Purchasers, from Gibson, Dunn & Crutcher, counsel for the Company, in the form attached hereto as Annex C. In rendering its opinion, such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company (copies of which shall be delivered to you) and by government officials, and upon such other documents as such counsel may deem appropriate as a basis for its opinion.

         3.1.2 REPRESENTATIONS AND WARRANTIES TRUE. The Company's representations and warranties contained in Section 4 hereof shall be true at and as of the Closing Date, as if made on and as of such date (except as to such representations and warranties which speak as to a particular date).

         3.1.3 COMPLIANCE WITH THIS AGREEMENT. The Company shall have performed and complied with all agreements, covenants and conditions contained herein, in the other Documents and in any other document contemplated hereby or thereby which are required to be performed or complied with by the Company on or before the Closing Date.

         3.1.4 PURCHASE PERMITTED BY APPLICABLE LAWS. The receipt by the Purchasers of the Preferred Stock to be issued to them hereunder on the Closing Date shall be permitted by the laws and regulations of the jurisdictions to which they are subject, and the Purchasers shall have received such certificates or other evidence as they may reasonably request to establish compliance with this condition.

         3.1.5 COMPLETION OF REGISTRATION RIGHTS AGREEMENT. Prior to or simultaneously with the sale to the Purchasers of the Preferred Stock at the Closing, the Company shall have entered into the Registration Rights Agreement and the Purchasers shall have received an original, duly executed by the Company, of the Registration Rights Agreement.

         3.1.6 CONSENTS AND PERMITS. The Company shall have received all material consents, permits and other authorizations, and made all such material filings and declarations, as may be required from any Person pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company is a party or to which it is subject, in connection with the transactions contemplated by this Agreement and the sale of the Preferred Stock.

         3.1.7 ABSENCE OF MATERIAL ADVERSE CHANGE. There shall not have occurred any material adverse change in the assets, liabilities, results of operations, business or prospects of the Company.

         3.1.8 AMENDMENT OF CERTIFICATE OF INCORPORATION. The Company's Board of Directors shall have duly authorized the issuance of the Preferred Stock and the amendment of the Company's Certificate of Incorporation to include the Certificate of Designation.

         3.1.9 LITIGATION. No federal or state court of competent jurisdiction or other federal or state governmental body shall have issued an order, decree or ruling, or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the sale of the Preferred Stock.

3.2 CONDITIONS TO COMPANY'S OBLIGATIONS

         The Company's obligation to sell the securities to be delivered to the Purchasers at the Closing shall be subject to the satisfaction of the following conditions:

         3.2.1 REPRESENTATIONS AND WARRANTIES TRUE. The Purchasers' representations and warranties contained in Section 5 hereof shall be true at and as of the Closing Date, as if made on and as of such date.

         3.2.2 COMPLIANCE WITH THIS AGREEMENT. The Purchasers shall have performed and complied with all agreements, covenants and conditions contained herein, in the other Documents and in any other document contemplated hereby or thereby which are required to be performed or complied with by the Purchasers, or any of them, on or before the Closing Date,

         3.2.3 LITIGATION. No federal or state court of competent jurisdiction or other federal or state governmental body shall have issued an order, decree or ruling, or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the sale of the Preferred Stock.

SECTION 4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchasers as follows:

4.1 ORGANIZATION, STANDING AND QUALIFICATION

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted. The Company is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except for such jurisdictions where the failure to so qualify or be licensed would not have a material adverse effect on the business or financial condition of the Company. The Company has heretofore delivered to you complete and correct copies of its Charter Documents as presently in effect and a list of all jurisdictions in which it is qualified or licensed to do business as a foreign corporation.

         (b) The Company has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement and the other Documents, to issue the Preferred Stock and to carry out the transactions contemplated hereby and thereby.

         (c) The Company does not own a majority of the outstanding voting securities or other equity interests of any Person.

4.2 CAPITALIZATION

         (a) The authorized capital stock of the Company consists of (i) 100,000 shares of preferred stock, $.01 par value, no shares of which were issued and outstanding as of the date hereof, and (ii) 1,000,O0O shares of Common Stock, $.01 par value, of which 315,000 shares were issued and outstanding as of the date hereof. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable. Except as set forth in
Schedule 4.2 hereto and as contemplated by the Registration Rights Agreement,
(i) there are no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of the Company from the Company; (ii) there are no obligations or securities convertible into or exchangeable for shares of any stock of the Company from the Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities from the Company; (iii) there are no preemptive or similar rights to subscribe for or to purchase any stock of the Company (except as provided herein); and (iv) the

Company has not entered into any agreement to register its equity or debt securities under the Securities Act.

         (b) Immediately following the Closing, 26,675 shares of Preferred Stock and 315,000 shares of Common Stock will be issued and outstanding.

4.3 AUTHORIZATION OF AGREEMENT AND OTHER DOCUMENTS

         The Company has taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement, the Preferred Stock and the other Documents and to consummate the transactions contemplated hereby and thereby. This Agreement is, and, as of the Closing Date, the Preferred Stock will be, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except for (i) the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, arrangement and similar laws of general application relating to or affecting creditor's rights, including, without limitation, the effect of statutory or other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers and (ii) the limitations imposed by general principles of equity (regardless of whether considered in a proceeding at law or in equity).

4.4 NO VIOLATION

         Neither the execution or delivery by the Company of the Documents nor the issuance, sale or delivery of the Preferred Stock, nor the performance by the Company of its obligations under the Documents and the Preferred Stock, nor the consummation of the transactions contemplated hereby and thereby, will as of the Closing Date (i) violate any provision of the Charter Documents of the Company; (ii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Company or any of its properties may be subject, the violation of which would have a material adverse effect upon the Company; (iii) cause the acceleration of the maturity of any debt of the Company; or (iv) violate, or be in conflict with, or constitute a default under, or permit the termination of, or require the consent of any Person (other than consents which have been or will be obtained prior to the Closing Date as identified on Schedule 4.4) under, or result in the creation of any Lien upon any property of the Company under, any material agreement to which the Company is a party or by which the Company is bound.

4.5 FINANCIAL STATEMENTS

    The Company has delivered to each of the Purchasers true and complete copies of the audited balance sheet of the Company as of June 30, 1993 and the related audited statement of operations for the period beginning November, 1992 (inception of the Company) and ended June 30, 1993 together with the notes thereto and the report thereon of Deloitte & Touche (collectively, the "Financial Statements"). Each of the Financial Statements were prepared in accordance with the books and records of the Company and fairly present, in conformity with generally accepted accounting principles ("GAAP"), the financial position, results of operations and cash flows of the Company at the respective dates thereof and for the respective periods covered thereby.

4.6 NO MATERIAL ADVERSE CHANGE; CONDUCT OF BUSINESS

         Since June 30, 1993, the Company has not suffered any material adverse change in its properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise). Except as set forth in
Schedule 4.6 hereto, since June 30, 1993, the Company (i) has conducted its operations in the ordinary and usual course of business and consistent with past practices; (ii) has used its best efforts to preserve intact its businesses, organizations and the goodwill of its customers, suppliers, employees and other similar business relationships; (iii) has not sold, leased or otherwise disposed of any of its property or assets other than in the ordinary course of business; (iv) has not incurred any liability, made any commitment or entered into any other transaction, except in the ordinary and usual course of business and consistent with past practices; (v) has not paid bonuses to any member of management, officer, director or employee with an annual salary of $75,000 or more; and (vi) has not declared any dividends on its capital stock.

4.7  LITIGATION

         There is no action, proceeding or investigation pending, or to the best knowledge of the Company threatened, against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal, which can reasonably be expected to have a material adverse effect on the Company; and, except as described above, the Company is not subject to any judgment, order or decree of any court, governmental authority or arbitration board or tribunal which has materially adversely affected or which can reasonably be expected to materially adversely affect the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company.

4.8  TAXES

    All tax returns required to be filed by the Company in any jurisdiction have been so filed, and all taxes, assessments, fees and other charges shown thereon to be due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest. The Company does not know of any actual or proposed material additional tax assessments for any fiscal period against it. None of the Company's tax returns is under audit, and no waivers of the statute of limitations or extensions of time with respect to any tax returns have been granted to the Company.

4.9 COMPLIANCE WITH LAWS

         The Company is not in violation of any statutes, laws, ordinances, governmental rules or regulations or any judgment, order or decree (federal, state, local or foreign) to which it is subject or has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its business (including, without limitation, matters relating to environmental laws or regulations), except for such violations and failures to obtain that are not material to the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company.

4.10      GOVERNMENTAL CONSENTS

         Neither the nature of the Company or of its business or properties, nor any relationship between the Company and any other Person, nor any circumstance in connection with the offer, issuance, sale or delivery of the Preferred Stock as contemplated hereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Preferred Stock at the Closing, other than (i) the filings, registrations or qualifications under federal and state securities (or "blue sky") laws that may be required to be made or obtained, including filings under Rule 503 of Regulation D of the General Rules and Regulations promulgated under the Securities Act, and (ii) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, each of which shall have been made or obtained.

4.11  BROKERS

         Other than its engagement of Salomon Brothers Inc and any amounts payable with respect thereto which shall be the sole responsibility of the Company, (i) the Company has dealt with no broker, finder, commission agent or other Person in connection with the sale of the Preferred Stock and the transactions contemplated by this Agreement and (ii) the Company is under no obligation to pay any broker's fee or commission in connection with such transactions. The Company hereby indemnifies and holds harmless each of the Purchasers from any and all claims, liabilities, damages, actions, causes of action, demands, costs and expenses of every kind or nature including, without limitation, reasonable attorneys' fees, court costs, and costs incurred in connection with appeals, arising out of, relating to or resulting from any broker's or finder's fees or other such commissions incurred by the Company.

4.12  AFFILIATE AGREEMENTS

         Schedule 4.12 hereto sets forth a true and correct list of each contract, agreement and commitment between the Company and any Affiliate.

4.13  INTANGIBLE PERSONAL PROPERTY

         To the best of the Company's knowledge, the Company has the right and authority to use all material items of intangible personal property, including all patents, inventions, proprietary rights, confidential information, trademarks and trade names, used by the Company in connection with the conduct of its business in the manner described in the Private Placement Memorandum, and, to the best of the Company's knowledge, such use does not conflict with, infringe upon or violate any rights of any other person.

4.14      OTHER INFORMATION

         To the best of the Company's knowledge, the information contained in this Agreement and the Private Placement Memorandum and in all other information concerning the Company provided to the Purchasers by or on behalf of the Company in connection with the transactions contemplated herein, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

4.15      USE OF PROCEEDS

         The proceeds from the sale of the Preferred Stock will be used by the Company for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the payment of any dividend or distribution on the Stock of the Companny. Pending application of the proceeds from the sale of the Preferred Stock, such proceeds will be invested in short-term, investment grade, interest-bearing securities or certificates of deposit.

4.16      LICENSE AGREEMENT

         The Company has delivered to the Purchasers a true and correct copy of that certain License Agreement, dated as of February 24, 1993, between the Company and EKI, as amended by an addendum of even date therewith, which License Agreement is in full force and effect.

4.17  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties made by the Company in this Agreement or in any certificate delivered by the Company pursuant to this Agreement will survive the Closing, and will remain in full force and effect, until the date four years after the Closing Date.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

5.1  SECURITIES ACT REPRESENTATION

         Each of the Purchasers represents to the Company that it is (i) an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and (ii) by reason of its business and financial experience, and the business and financial experience of those Persons, if any, retained by it to advise it with respect to its investment in the Preferred Stock, it together with its advisors, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment; it is able to bear the economic risk of the prospective investment; and it is able to afford a complete loss of the prospective investment.

5.2  INVESTMENT REPRESENTATION

         Each of the Purchasers represents and warrants to the Company that it is purchasing the Preferred Stock to be purchased by it hereunder for its account for the purpose of investment and not with a view to or for the sale in connection with any distribution thereof; provided that the disposition of each Purchasers' property shall at all times be and remain within its control.

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act and applicable state securities laws, the Preferred Stock (and all securities issued in exchange therefor or substitution thereof) shall bear the following legend:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS THEREUNDER."

5.3  NO BROKERS OR FINDERS

         Each of the Purchasers represents and warrants that it has not engaged or otherwise retained any broker, finder, commission agent or other Person in connection with the sale of the Preferred Stock and the transactions contemplated by this Agreement and it is under no obligation to pay any broker's fee or commission in connection with such transactions. Each of the Purchasers hereby indemnities and holds harmless the Company from any and all claims, liabilities, damages, actions, causes of action, demands, costs and expenses of every kind or nature including, without limitation, reasonable attorneys' fees, court costs, and costs incurred in connection with appeals, arising out of, relating to or resulting from any brokers or finders fees or other such commissions incurred by such Purchaser.

SECTION 6.     COVENANTS OF THE COMPANY

6.1  INFORMATION.

         So long as any of the Preferred Stock remains outstanding, the Company shall deliver to each Purchaser, and to each other Person who then holds 2% or more of the outstanding shares of Preferred Stock, copies of (i) all reports, registration statements or other filings made with the SEC; (ii) as soon as available and in any event within 45 days after the end of each of the three fiscal quarters of each fiscal year, the financial information, including the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations, required under Part I of Form 10-Q promulgated by the SEC as if the Company were required to file Quarterly Reports on such form; (iii) as soon as available and in any event within 90 days after the end of each fiscal year, the financial information required under items 7 and 8 of Part II of Form 10-K promulgated by the SEC as if the Company were required to file Annual Reports on such form; (iv) together with the delivery of the financial information required by clauses (ii) and (iii) above, a letter signed by its President and Chief Executive Officer or Chief Financial Officer setting forth the details thereof and what action the Company is taking with respect to any of the following events: (a) any material adverse change in the business, assets, financial condition or results of operations of the Company,
(b) a default under any agreement governing the Company's indebtedness, or (c) the institution, threat or notice of any action, suit, proceeding or investigation relating to the Company before or by any court, arbitrator or governmental body, agency or official, or any judicial or other order which could have a material adverse effect upon the business, assets, financial condition or results of operations of the Company; and (v) such other information relating to the business, assets, financial condition or results of operations of the Company as such Purchaser or other Person may from time to time reasonably request.

6.2  INDEMNITY

         In consideration of the execution and delivery of this Agreement by the Purchasers, the Company hereby agrees to indemnify, exonerate and hold each Purchaser and each of the officers, directors, subsidiaries, affiliates, partners, employees and agents of each Purchaser (herein called the "Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable counsel fees and disbursements (herein called the "Indemnified Liabilities", which term shall not include, however, any actions, causes of action or suits (or any losses, liabilities or damages or expenses in connection therewith)) incurred by the Indemnities or any of them as a result of, or arising out of, or relating to (i) any untruth or inaccuracy of any representation or warranty of the Company set forth in this Agreement or any certificate delivered pursuant to this Agreement or (ii) any breach or non-performance of any covenant or agreement of the Company set forth in this Agreement. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

6.3  PUBLICITY

         The Company and the representative of the Purchasers shall coordinate the timing and content of all press releases, announcements or other publicity pertaining to this Agreement and the transactions contemplated hereby in that neither party will release any information about this Agreement without the approval of the other; provided that nothing herein shall prevent either party from filing such reports, documents, press releases or announcements as may be required by law or appropriate governmental authorities.

6.4  PRIORITY SUBSCRIPTION RIGHTS

         6.4.1 GRANT OF RIGHT. The Company hereby grants to each Purchaser the priority subscription right to purchase up to such Purchaser's Pro Rata Share of any New Securities (plus such Purchaser's Pro Rata Share of any Remaining Securities, as hereinafter defined) which the Company may, from time to time after the date hereof, propose to sell or issue. A Purchaser's priority subscription rights hereunder shall be assignable by the Purchaser to any of its Affiliates. Nothing contained in this Section 6.4 shall require the Company to offer or sell to the Purchasers a number of New Securities in excess of the Purchasers' aggregate Pro Rata Share of New Securities.

         6.4.2 EXERCISE OF RIGHT. In the event the Company proposes to undertake an issuance or sale of New Securities, it will give each Purchaser written notice of its intention, describing the type of New Securities and the price and all material terms upon which the Company proposes to issue or sell the same, and provide to each Purchaser a copy of all offering materials to be used in connection with the offer and sale of such New Securities. Each Purchaser will have 20 days from the date such notice is given to give the Company written notice (a "Purchaser's Acceptance") of such Purchaser's election to purchase all or any portion of the Purchaser's Pro Rata Share of such New Securities for the price and upon the terms specified in the notice, stating the quantity of New Securities to be purchased. Any Purchaser who does not give such notice within such 20-day period shall be deemed to have waived its priority subscription rights with respect to such New Securities, provided the Company consummates the issuance thereof within 180 days after the expiration of the l0-day period referenced in the following sentence at a price equal to or higher than the price specified in the notice given to the Purchasers by the Company under this Section 6.4.2 and on the terms specified in the Company's notice or on terms no less advantageous to the Company. In the event that less than all Purchasers elect to Purchase their entire Pro Rata Share of the New Securities, the Company shall provide written notice to the Purchasers electing to purchase their entire Pro Rata Share (the "Electing Purchasers") of the number of shares of New Securities which were offered to Purchasers and for which Purchaser Acceptances were not received (the "Remaining Securities"), and the Electing Purchasers shall have 10 days from the date such notice is given to give the Company written notice (an "Additional Acceptance") of such Electing Purchaser's election to purchase all or any portion of the Remaining Securities for the price and upon the terms specified in the notice, stating the quantity of the Remaining Securities to be purchased. In the event that the Electing Purchasers return Additional Acceptances for a number of shares of Remaining Securities in excess of the number of Remaining Securities, the Remaining Securities will be allocated among the Electing Purchaser pro rata according to their respective Pro Rata Shares, provided that no Electing Purchaser shall be required to purchase a number of shares of Remaining Securities in excess of the number set forth in such Electing Purchaser's Additional Acceptance. A Purchaser's Acceptance and Additional Acceptance shall each be deemed to be an irrevocable commitment to purchase from the Company the number of New Securities which such Purchaser has elected to purchase pursuant to such acceptance subject to the allocation provisions hereof.

6.5  RIGHT TO JOIN IN SALE

         (a) In the event EKI proposes, in a single transaction or a series of related transactions, to sell, dispose of or otherwise transfer shares of Common Stock, EKI shall refrain from effecting such transaction unless, prior to the consummation thereof, each Purchaser shall have been afforded the opportunity to join in such sale as hereinafter provided; PROVIDED, HOWEVER, that notwithstanding any other provision of this section 6.5, EKI shall be permitted to sell, dispose of or otherwise transfer up to an aggregate of 63,000 shares of Common Stock (subject to appropriate adjustment in proportion to any increase or decrease in the number of shares of Common Stock outstanding as a result of any recapitalization, reclassification, stock dividend, stock split or stock combination) from the date hereof without affording the Purchasers the opportunity to join in such sale, disposition or other transfer. The obligations of EKI to afford the Purchasers the opportunity to join in sales pursuant to this Section 6.5 shall expire and terminate upon the earlier to occur of (i) the date 5 years from the Closing Date and (ii) the consummation of a public offering of Common Stock pursuant to an effective registration statement under the Securities Act for the account of the Company at an aggregate offering price in excess of $35,000,000.

         (b)  Prior to the consummation of any transaction subject to this
Section 6.5, EKI shall cause the person or group that proposes to acquire shares of Common Stock in a transaction subject to this Section 6.5 (the "Proposed Purchaser") to offer (the "Purchase Offer") in writing to each Purchaser to purchase up to a number of shares of Common Stock equal to the number of shares of Common Stock which the Proposed Purchaser proposes to purchase from EKI on such terms and conditions (the "Offering Terms") as the Proposed Purchaser has offered to purchase the shares of Common Stock to be sold by EKI. Each Purchaser shall have 20 days from the receipt of the Purchase Offer in which to accept such Purchase Offer, which acceptance (a "Purchase Acceptance") shall be in writing and delivered to EKI and the Proposed Purchaser and may be in respect of all or less than all of the shares of Common Stock subject to such Purchase Offer. In the event that the Purchasers elect to sell a number of shares of Common Stock in excess of the Purchase Offer, each Purchaser who has delivered a Purchase Acceptance shall be permitted to sell that number of shares of Common Stock which such Purchaser's percentage interest in the Company (computed from its ownership of Common Stock and Preferred Stock, and treating Preferred Stock as if it had been converted into Common Stock) bears to the aggregate percentage interest of all Purchasers delivering Purchase Acceptances, provided that in no event will any Purchaser be obligated to sell a number of shares of Common Stock in excess of the number set forth in its Purchase Acceptance. In the event that the Purchasers deliver Purchase Acceptances for a number of shares of Common Stock less than the number of shares of Common Stock set forth in the Purchase Offer, then EKI shall be permitted to sell on the Offering Terms the remaining shares of Common Stock to be sold to the Proposed Purchaser.

SECTION 7.     MISCELLANEOUS
7.1  NOTICES

         All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight courier guaranteeing next day delivery:

         (i) if to any Purchaser, to the address or telex or telecopy number set forth for such communications with respect to such Purchaser on Schedule 2.3 hereto, or to such other address or telex or telecopy number as such Purchaser may designate to the Company in writing;

         (ii) if to any other holder of shares of Preferred Stock, to the last address of such holder shown in the official stock transfer register maintained by the Company;

         (iii) if to the Company, to EarthShell Container Corporation, 8OO Miramonte Drive, Santa Barbara, California 93109-1419; and

         (iv) if to EKI, to E. Khashoggi Industries, 80O Miramonte Drive, Santa Barbara, California 93109-1419.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight courier guaranteeing next day delivery.

7.2 SUCCESSORS AND ASSIGNS

         All covenants and agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The provisions of this Agreement are intended to be for the benefit of all holders, from time to time, of any shares of Preferred Stock, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made by any Purchaser or its successors or assigns; provided, however, that the benefit of Section 6.1 shall be limited as provided therein.

7.3  AMENDMENT AND WAIVER

         (a) Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the holders of a majority of the then outstanding shares of Preferred Stock, except that no amendment to or waiver of any of the provisions of Section 6.1, 6.4 or 6.5 or this Section 7.3(a) shall be effected without the unanimous written consent of the holders of the then outstanding Preferred Stock.

         (b)  Any amendment or waiver pursuant to subsection (a) of this
Section 7.3 shall apply equally to all the holders of the Preferred Stock at the time and shall be binding upon them, upon each future holder of any Preferred Stock, and upon the Company, in each case whether or not a notation thereof shall have been placed on any shares of Preferred Stock.

7.4  COUNTERPARTS

         This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.5  HEADINGS

         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.6 GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

7.7  ENTIRE AGREEMENT

         This Agreement, together with the other Documents and the Preferred Stock, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Documents and the Preferred Stock, supersedes all prior written and prior and contemporaneous oral agreements and understandings between the parties with respect to such subject matter.

7.8 SEVERABILITY

         In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that each of the Purchasers' and the Company's rights and privileges shall be enforceable to the fullest extent permitted by law.

7.9 EXPENSES; ATTORNEYS' FEES

         (a) Each party to this Agreement shall bear its own costs and expenses in connection with the transactions contemplated herein, except that the Company shall bear the customary and reasonable fees and expenses of Latham & Watkins, counsel to the Purchasers, relating to the Purchasers' purchase of the Preferred Stock pursuant to the terms of this Agreement.

          (b) In any action or proceeding brought to enforce any provision of this Agreement, the other Documents or the Preferred Stock or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the date first written above.


                                   EARTHSHELL CONTAINER CORPORATION

                                   By:   /s/ Simon K. Hodson
                                       -------------------------------
                                   Its:  CHIEF EXECUTIVE OFFICER
                                       -------------------------------



                                   E. KHASHOGGI INDUSTRIES,
                                   a California General Partnership

                                        By:  E. Khashoggi Holdings, L.P.,
                                             its Managing General Partner

                                        By:  E. Khashoggi Industries, Inc.,
                                             General Partner of
                                             E. Khashoggi Holdings, L.P.

                                        By:  /s/ E. Khashoggi
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        PURCHASERS:


                                        /s/ David A. Gardner
                                        ----------------------------------------
                                        (Name, if Individual)


                                        /s/ [illegible]
                                        ----------------------------------------
                                        (Signature, if Individual)



                                        ----------------------------------------
                                        (Name, if Entity)

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        PURCHASERS:


                                        G. LYNN SHOSTACK
                                        ----------------------------------------
                                        (Name, if Individual)

                                        /s/ G. Lynn Shostack
                                        ----------------------------------------
                                        (Signature, if Individual)



                                        ----------------------------------------
                                        (Name, if Entity)

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)


                                       ----------------------------------------
                                       (Signature, if Individual)


                                       EARTHSHELL JOINT VENTURE
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Gordon B. Pattee
                                           ------------------------------------
                                       Title: MANAGING INVESTOR
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)


                                       ----------------------------------------
                                       (Signature, if Individual)


                                       McDonalds Corporation
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ [illegible]
                                           ------------------------------------
                                       Title:   Vice President
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)


                                       ----------------------------------------
                                       (Signature, if Individual)


                                       STEVEN K. SCOTT & SHANNON L. SCOTT
                                         FAMILY TRUST
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Steven K. Scott
                                           ------------------------------------
                                       Title:     TRUSTEE
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)


                                       WILLIAMS, JONES & ASSOCIATES, INC.
                                       as Manager for ES FUND
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ [illegible]
                                           ------------------------------------
                                       Title: Chairman
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       UNION CENTRAL LIFE INSURANCE COMPANY
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ [illegible]
                                           ------------------------------------
                                       Title: ASSISTANT TREASURER
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       CARILLON BOND FUND
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ [illegible]
                                           ------------------------------------
                                       Title: VICE-PRESIDENT
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       CARGILL FINANCIAL SERVICES CORPORATION
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ [illegible]
                                           ------------------------------------
                                       Title: President
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       FMA HIGH YIELD INCOME LIMITED PARTNERS
                                       ----------------------------------------
                                       (Name, if Entity)

                                       Authorized By: /s/ [illegible]
                                                      -------------------------
                                       Title: [illegible]
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       WSIS HIGH INCOME LIMITED PARTNERSHIP
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ E. William Smethhurst, Jr.
                                           ------------------------------------
                                       Title: Wertheim Schroeder Inv. Svcs. -
                                              General Partner
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       WSIS FLEXIBLE INCOME LIMITED PARTNERS,
                                       L.P.
                                       ----------------------------------------
                                       (Name, if Entity)

                                       Authorized By: /s/ WSIS FLEXIBLE INCOME
                                                          LIMITED PARTNERS, L.P.
                                                      -------------------------
                                       Title: [illegible]
                                              ---------------------------------

                                       PURCHASERS:


                                       Frank J & Victoria K. Fertitta Trust
                                       ----------------------------------------
                                       (Name, if Individual)

                                       Frank J. Fertitta, Trustee
                                       ----------------------------------------
                                       (Signature, if Individual)


                                       Frank J. & Victoria K. Fertitta Trust
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: Frank J. Fertitta, Jr.
                                           ------------------------------------
                                       Title: Trustee
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       Junction Partners, as nominee
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ [illegible]
                                           ------------------------------------
                                       Title: G.P.
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       M. H. Whittier Corporation
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Terry Smith
                                           ------------------------------------
                                       Title: Terry Smith, Secretary
                                              ---------------------------------


Stock Purchase Agreement

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       Whittier Trust Company, as Trustee of the
                                       Winifred W. Rhodes-Bea 1966 Trust
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Steven A. Anderson
                                           ------------------------------------
                                       Title: Steven A. Anderson, Vice-President
                                              ---------------------------------


Stock Purchase Agreement

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       Arlo G. Sorensen, Linda J. Blinkenberg &
                                       Steven A. Anderson, as Trustee of the
                                       Trust Under the Will of Olive Whittier
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Arlo G. Sorensen
                                           ------------------------------------
                                       Title: Arlo G. Sorensen, Trustee
                                              ---------------------------------

                                       By: /s/ Linda J. Blinkenberg
                                              ---------------------------------
                                              Linda J. Blinkenberg, Trustee

                                       By: /s/ Steven A. Anderson
                                              ---------------------------------
                                              Steven A. Anderson, Trustee

Stock Purchase Agreement

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       Whittier Trust Company, as Trustee of the
                                       Marcia W. Constance 1966 Trust.
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Steven A. Anderson
                                           ------------------------------------
                                       Title: Steven A. Anderson, Vice-President
                                              ---------------------------------


Stock Purchase Agreement

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       Whittier Trust Company, as Trustee of the
                                       Donald A. Whittier 1949 Trust.
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Steven A. Anderson
                                           ------------------------------------
                                       Title: Steven A. Anderson, Vice-President
                                              ---------------------------------


Stock Purchase Agreement

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       Whittier Trust Company, as Trustee of the
                                       Laura-Lee W. Woods 1966 Trust.
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Steven A. Anderson
                                           ------------------------------------
                                       Title: Steven A. Anderson, Vice-President
                                              ---------------------------------


Stock Purchase Agreement

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)



                                       SeaShell Partners L.P.
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: Samuel James Limited
                                          -------------------------------------
                                       Title: General Parner
                                             ----------------------------------

                                       By: /s/ Francis X. Poggi
                                           ------------------------------------
                                       Title: Francis X. Poggi, President
                                              ---------------------------------


Stock Purchase Agreement                  20

                                       PURCHASERS:


                                       Francis F. MacGrath
                                       ----------------------------------------
                                       (Name, if Individual)

                                       Francis F. MacGrath
                                       ----------------------------------------
                                       (Signature, if Individual)


                                       ----------------------------------------
                                       (Name, if Entity)

                                       By:
                                           ------------------------------------
                                       Title:
                                              ---------------------------------

                                       PURCHASERS:


                                       ADIL KHASHOGGI
                                       ----------------------------------------
                                       (Name, if Individual)

                                       /s/ Adil Khashoggi
                                       ----------------------------------------
                                       (Signature, if Individual)


                                       ----------------------------------------
                                       (Name, if Entity)

                                       By:
                                           ------------------------------------
                                       Title:
                                              ---------------------------------

                                       PURCHASERS:



                                       ----------------------------------------
                                       (Name, if Individual)

                                       ----------------------------------------
                                       (Signature, if Individual)


                                       SALOMON BROTHERS INC
                                       ----------------------------------------
                                       (Name, if Entity)

                                       By: /s/ Ellis B. Jones
                                           ------------------------------------
                                       Title: Managing Director
                                              ---------------------------------

                                     SCHEDULE 2.3


Name                                                          Amount of Shares
----                                                          ----------------
David A. Gardner                                                    500

G. Lynn Shostack                                                    500

EarthShell Joint Venture                                          1,000

McDonald's Corporation                                            3,000

Steven K. Scott, Shannon
L. Scott Family Trust                                             1,000

Williams, Jones & Associates,
Inc.                                                              4,875

Union Central Life Insurance
Company                                                           2,000

Carillon Bond Fund                                                  500

Cargill Financial Services
Corporation                                                         500

FMA High Yield Income Limited
Partnership                                                       1,500

WSIS High Income Limited
Partnership                                                       1,000

WSIS Flexible Income Limited
Partners, L.P.                                                      500

Frank J. and Victoria K. Fertitta
Trust                                                             2,000

Junction Partners, as nominee                                     3,500

M. H. Whittier Corporation                                          500

Whittier Trust Company, as Trustee
of the Winifred W. Rhodes-Bea
1966 Trust                                                          150

Arlo G. Sorensen, Linda J.
Blinkenberg & Steven A. Anderson, as
Trustee of the Trust Under the Will
of Olive Whittier                                                   150


Whittier Trust Company, as Trustee
of the Marcia W. Constance 1966 Trust                               150

Whittier Trust Company, as Trustee
of the Donald A. Whittier 1949 Trust                                150

Whittier Trust Company, as Trustee
of the Laura-Lee W. Woods 1966 Trust                                150

SeaShell Partners L.P.                                              800

Francis MacGrath                                                    250

Adil Khashoggi                                                    1,000

Salomon Brothers Inc                                              1,000
                                                                 ------

                                                                 26,675
                                                                 ------
                                                                 ------


                                     SCHEDULE 4.2

                                    CAPITALIZATION

1. Registration Rights Agreement dated as of April 23, 1993 among the Company, Barry DeVorzon, Kenny Loggins and Eva Ein.

                                     SCHEDULE 4.4

                                       CONSENTS

                                         None

                                     SCHEDULE 4.6


                                 CONDUCT OF BUSINESS


         Since June 30, 1993, the Company has entered into the following transactions which may not be deemed to be part of its ordinary course of business:

1. Agreement for Allocation of Patent Costs, dated as of July 31, 1993, between the Company and EKI.

2.  Bill of Sale, dated as of June 30, 1993, between the Company and EKI.

3.  Master Lease Agreement, dated July 31, 1993, between the Company and EKI.

4. Management, Administrative Services and Professional Services Agreement, dated as of September 1, 1993, between the Company and EKI.

                                    SCHEDULE 4.12

                                 AFFILIATE AGREEMENTS

1. Stock Purchase Agreement, dated as of September 16, 1993, between the Company, the purchasers named therein and EKI.

2. License Agreement, dated as of February 24, 1993, between the Company and EKI, as amended by an Addendum of even date therewith.

3. Agreement for Allocation of Patent Costs, dated as of July 31, 1993, between the Company and EKI.

4.  Bill of Sale, dated as of June 30, 1993, between the Company and EKI.

5.  Master Lease Agreement, dated July 31, 1993, between the Company and EKI.

6. Management, Administrative Services and Professional Services Agreement, dated as of September 1, 1993, between the Company and EKI.